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                                                            EXHIBIT 10(ii)(n)


        In the second paragraph of Section 14 of the J.C. Penney Company, Inc. 1993 Equity Compensation Plan, the phrase "not subject to Section 16 of the Exchange Act" is deleted in its entirety.